EXHIBIT 32.2

                                  CERTIFICATION

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                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Warp 9, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2010 (the "Report") I, Louie Ucciferri, Corporate Secretary, and Acting Chief Financial Officer of the Company, certify, pursuant to 18USC ss.ss..1350, as adopted pursuant to ss.ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 24, 2010

                           By: \s\Louie Ucciferri
                           -----------------------------------------------------
                           Louie Ucciferri, Corporate Secretary,
                           Acting Chief Financial Officer
                           (Principal Financial/Accounting Officer)

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.